EXHIBIT 9.2

                          ARTICLES OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                           WATCHIT TECHNOLOGIES, INC.

     WATCHIT TECHNOLOGIES, INC., a Nevada corporation (the "Corporation"), hereby amends its Articles of Incorporation as follows:

1. Article III of the Articles of Incorporation of the Corporation is hereby amended with the addition of paragraphs 7, 8 and 9 to read as follows:

                                  ARTICLE III.
                                  ------------

     7. Designation and Description of Series A Preferred Stock. The Company hereby designates ten million (10,000,000) shares of its authorized but unissued Preferred Stock as Series A Preferred Stock. The Series A Preferred Stock hereby authorized for issuance shall have the following terms, preferences, limitations and relative rights:

               (a) Voting. Holders of the Series A Preferred Stock shall be entitled to one hundred (100) votes for each share of Series A Preferred Stock held of record on the record date. Holders of the Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of stockholders and may not cumulate their votes for the election of directors.

               (b) Dividends. The shares of Series A Preferred Stock are not entitled to any dividend or distribution in preference to the Common Stock.

               c) Conversion. The holders of record of shares of Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                         (i) Conversion Exercise. Each share of
                    Series A Preferred Stock shall be entitled to convert into 50 shares of Common Stock. The Conversion Rights may be exercised at any time by the holder of the shares of Series A Preferred Stock, but conversion shall occur at the discretion of the Company at any time after a registration statement, if any is ever filed, to register the shares of the Common Stock underlying both the shares of Series A Preferred Stock has been declared effective by the United States Securities and Exchange Commission.

                         (ii) Mechanics of Conversion. Before any
                    holder of shares of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates

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                    representing such shares thereof, duly
                    endorsed, at the office of the Company or any transfer agent for such stock, and shall give written notice to the Company ("Conversion Notice") at such office that he elects to convert the same and shall state therein the name or names in which it wishes the certificate or certificates for such shares of Common Stock to be issued. The Company shall, as soon as practicable thereafter and at its expense, issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                         (iii) Adjustments for Reorganization,
                    Reclassification, Exchange and Substitution.
                    In case of any reclassification or change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another Company, or in case of any sale or conveyance to another Company of all or substantially all of the property of the Company, each holder of shares of the Series A Preferred Stock then outstanding shall have the right thereafter, so long as his conversion right hereunder shall exist, to convert such shares into the kind and number or amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance, by a holder of the number of shares of Common Stock of the Company into which such shares of the Series A Preferred Stock might have been converted immediately before such reclassification, change, consolidation, merger, sale, or conveyance; provided, that effective provision shall be made, in the articles or certificate of incorporation of the resulting or surviving Company or otherwise, so that the provisions set forth herein for the protection of the Conversion Rights of the Series A Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the Series A Preferred Stock remaining outstanding or other convertible preferred stock received by the holders in place thereof; and provided, further, that any such resulting or surviving Company shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities or property as the holders of the Series A Preferred Stock remaining outstanding, or other convertible preferred stock

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                    received by the holders in place thereof,
                    shall be entitled to receive, and to make provisions for the protection of the conversion right as above provided.

                    The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value), such as a forward or reverse stock split, shall not be deemed to be a reclassification of the shares of Common Stock of the Company for the purposes of this subparagraph (iii). In the event of a forward stock split of Common Stock, then there shall be a pro rata adjustment to the conversion rights available to the holders of Series A Preferred Stock so that these shares have the same relative voting and conversion rights and benefits after the forward split. In the event of a reverse stock split of Common Stock, there shall be no affect, adjustment or change to the outstanding shares of Series A Preferred Stock or the conversion or voting rights thereto.

                         (iv) No Impairment. The Company will
                    not, by amendment of its Articles of
                    Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph
                    (c) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series A Preferred Stock against impairment.

                         (v) Notices of Record Date. In the event
                    of (x) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any security or right convertible into or entitling the holder thereof to receive Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or (y) a consolidation or merger of the Company with or into any other Company or other corporate reorganization in which the Company is not the surviving entity, the Company shall mail to each holder of Series A Preferred Stock at least thirty (30) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right, or action and the amount and character of such dividend, distribution, security or right or action .

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                         (vi) Issue Taxes. The Company shall pay
                    any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred Stock pursuant hereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                         (vii) Reservation of Stock Issuable Upon
                    Conversion or Exchange. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion or exchange of the shares of Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion or exchange of all then outstanding shares of Series A Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to these Articles of Incorporation.

                         (viii) Fractional Shares. No fractional
                    share shall be issued upon the conversion or exchange of any share or shares of Series A Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion or exchange would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion or exchange would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the Market Value of such fraction on the date of conversion or exchange.

                    (d) Notices. Any notice required by the provisions
               hereof to be given to the holders of shares of Series A Preferred Stock shall be deemed given upon confirmed transmission by facsimile or telecopy or upon deposit in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Company. Notwithstanding the foregoing, if a shareholder to whom notice is to be given has an address of record which is outside of the United States, then any notice to such shareholder under this paragraph (d) shall be deemed given upon confirmed transmission by facsimile or telecopy or ten
               (10) days after deposit in the United States mail, postage prepaid, and addressed to such holder at its address appearing on the books of the Company.

                    (e) Liquidation. The holders of record of shares
               of Series A Preferred Stock shall be entitled to receive, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, an amount equal to that which would have been payable if the Series A Preferred Stock had been redeemed on the date of such payment ("Liquidation Amount"), prior to any distribution to the holders of Common Stock. If, in any such case, the assets of the Company are insufficient to make such payments in full, then the available assets will be distributed among the holders of Series A Preferred Stock ratably in proportion to the full amount to which each such holder would have been entitled had the assets of the Company been sufficient to make such payments in full. The holders of record of Series A Preferred Stock shall not be entitled to any distribution of assets remaining after payment in full of the Liquidation Amount.

          8. Designation and Description of Series B Preferred Stock. The Company hereby designates five million (5,000,000) shares of its authorized but unissued Preferred Stock as Series B Preferred Stock. The Series B Preferred Stock hereby authorized for issuance shall have the following terms, preferences, limitations and relative rights:

                    (a) Voting. Holders of the Series B Preferred
               Stock shall be entitled to one (1) vote for each share of Series B Preferred Stock held of record on the record date. Holders of the Series B Preferred Stock shall be entitled to vote on all matters submitted to a vote of stockholders, but may not cumulate their votes for the election of directors.

                    (b) Dividends. The shares of Series B Preferred
               Stock are not entitled to any dividend or distribution in preference to the Common Stock.

                    (c) Conversion. The holders of record of shares of
               Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                         (i) Conversion Exercise. Each share of
                    Series B Preferred Stock shall be convertible into a number of shares of Common Stock based on a discount of 20% from the market price for the Common Stock on the date of conversion.

                    The Conversion Rights may exercised by the holder of the shares of Series B Preferred Stock at any time after 90 days from the date of issuance; however, conversion shall occur at the discretion of the Company at any time after a registration statement, if any is ever filed, to register the shares of the

                    Common Stock underlying the shares of Series
                    B Preferred Stock has been declared effective by the United States Securities and Exchange
                    Commission.

                    For purposes of conversion, each share of Series B Preferred Stock shall have a deemed value of $1.00.The value of the Common Stock for conversion shall be determined based on the average of the closing "bid" price for the Company's common stock for each of the ten (10) consecutive trading days immediately prior to the date the holder or Company, as the case may be, gives notice of conversion of the shares of Series B Preferred Stock, less a discount of twenty percent (20%). For example, if, on the date of the conversion notice, the 10-day average closing sale price of the Company's Common Stock is $.25 per share, then, after applying the 20% discount, each share of Common Stock shall have a "purchase price" of $.20 for the purposes of conversion of the shares of Series B Preferred Stock. In this example, a holder of Series B Preferred Stock would receive five
                    (5) shares of Common Stock for each share of Series B Preferred Stock converted.

                         (ii) Mechanics of Conversion. Before any
                    holder of shares of Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates representing such shares thereof, duly endorsed, at the office of the Company or any transfer agent for such stock, and shall give written notice to the Company ("Conversion Notice") at such office that he elects to convert the same and shall state therein the name or names in which it wishes the certificate or certificates for such shares of Common Stock to be issued. The Company shall, as soon as practicable thereafter and at its expense, issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                         (iii) Adjustments for Reorganization,
                    Reclassification, Exchange and Substitution.
                    In case of any reclassification or change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another Company, or in case of any sale or conveyance to another Company of all or substantially all of the property of the Company, each holder of shares of the Series B Preferred Stock then outstanding shall have the right thereafter, so long as his conversion right hereunder shall exist, to convert such shares into the kind and number or amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance, by a holder of the number of shares of Common Stock of the Company into which such shares of the Series B Preferred Stock might have been converted immediately before such reclassification, change, consolidation, merger, sale, or conveyance; provided, that effective provision shall be made, in the articles or certificate of incorporation of the resulting or surviving Company or otherwise, so that the provisions set forth herein for the protection of the Conversion Rights of the Series B Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the Series B Preferred Stock remaining outstanding or other convertible preferred stock received by the holders in place thereof; and provided, further, that any such resulting or surviving Company shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities or property as the holders of the Series B Preferred Stock remaining outstanding, or other convertible preferred stock received by the holders in place thereof, shall be entitled to receive, and to make provisions for the protection of the conversion right as above provided.

                    The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value), such as a forward or reverse stock split, shall not be deemed to be a reclassification of the shares of Common Stock of the Company for the purposes of this subparagraph (iii). In the event of a forward stock split of Common Stock, then there shall be a pro rata adjustment to the conversion rights available to the holders of Series B Preferred Stock so that these shares have the same relative voting and conversion rights and benefits after the forward split. In the event of a reverse stock split of Common Stock, there shall be no affect, adjustment or change to the outstanding shares of Series B Preferred Stock or the conversion or voting rights thereto.

                         (iv) No Impairment. The Company will
                    not, by amendment of its Articles of
                    Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph
                    (c) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series B Preferred Stock against impairment.

                         (v) Notices of Record Date. In the event
                    of (x) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any security or right convertible into or entitling the holder thereof to receive Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or (y) a consolidation or merger of the Company with or into any other Company or other corporate reorganization in which the Company is not the surviving entity, the Company shall mail to each holder of Series B Preferred Stock at least thirty (30) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right, or action and the amount and character of such dividend, distribution, security or right or action .

                         (vi) Issue Taxes. The Company shall pay
                    any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series B Preferred Stock pursuant hereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                         (vii) Reservation of Stock Issuable Upon
                    Conversion or Exchange. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion or exchange of the shares of Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion or exchange of all then outstanding shares of Series B Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to these Articles of Incorporation.

                         (viii) Fractional Shares. No fractional
                    share shall be issued upon the conversion or exchange of any share or shares of Series B

                    Preferred Stock. All shares of Common Stock
                    (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion or exchange would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion or exchange would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the Market Value of such fraction on the date of conversion or exchange.

                    (d) Notices. Any notice required by the provisions
               hereof to be given to the holders of shares of Series B Preferred Stock shall be deemed given upon confirmed transmission by facsimile or telecopy or upon deposit in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Company. Notwithstanding the foregoing, if a shareholder to whom notice is to be given has an address of record which is outside of the United States, then any notice to such shareholder under this paragraph (d) shall be deemed given upon confirmed transmission by facsimile or telecopy or ten
               (10) days after deposit in the United States mail, postage prepaid, and addressed to such holder at its address appearing on the books of the Company.

                    (e) Liquidation. The holders of record of shares
               of Series B Preferred Stock shall be entitled to receive, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, an amount equal to that which would have been payable if the Series B Preferred Stock had been redeemed on the date of such payment ("Liquidation Amount"), prior to any distribution to the holders of Common Stock. If, in any such case, the assets of the Company are insufficient to make such payments in full, then the available assets will be distributed among the holders of Series B Preferred Stock ratably in proportion to the full amount to which each such holder would have been entitled had the assets of the Company been sufficient to make such payments in full. The holders of record of Series B Preferred Stock shall not be entitled to any distribution of assets remaining after payment in full of the Liquidation Amount.

          9. Designation and Description of Series C Preferred Stock. The Company hereby designates one million (1,000,000) shares of its authorized but unissued Preferred Stock as Series C Preferred Stock. The Series C Preferred Stock hereby authorized for issuance shall have the following terms, preferences, limitations and relative rights:

                    (a) Voting. Holders of the Series C Preferred
               Stock shall be entitled to one (1) vote for each share of Series C Preferred Stock held of record on the record date. Holders of the Series C Preferred Stock shall be entitled to vote on all matters submitted to a vote of stockholders and may not cumulate their votes for the election of directors.

                    (b) Dividends. The shares of Series C Preferred
               Stock are not entitled to any dividend or distribution in preference to the Common Stock.

                    (c) Conversion. The holders of record of shares of
               Series C Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                         (i) Conversion Exercise. Each share of
                    Series C Preferred Stock shall be entitled to convert into 6 shares of the Company's Common Stock. The Conversion Rights may be exercised at any time after twelve (12) months from the date of issue by the holder of the shares of Series C Preferred Stock, but conversion shall occur at the discretion of the Company at any time after a registration statement, if any is ever filed, to register the shares of the Common Stock underlying both the shares of Series C Preferred Stock has been declared effective by the United States Securities and Exchange Commission.

                         (ii) Mechanics of Conversion. Before any
                    holder of shares of Series C Preferred Stock shall be entitled to convert the same into share of Common Stock, such holder shall surrender the certificate or certificates representing such shares thereof, duly endorsed, at the office of the Company or any transfer agent for such stock, and shall give written notice to the Company ("Conversion Notice") at such office that he elects to convert the same and shall state therein the name or names in which it wishes the certificate or certificates for such shares of Common Stock to be issued. The Company shall, as soon as practicable thereafter and at its expense, issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                         (iii) Adjustments for Reorganization,
                    Reclassification, Exchange and Substitution.
                    In case of any reclassification or change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another Company, or in case of any sale or conveyance to another Company of all or substantially all of the property of the Company, each holder of shares of the Series C Preferred Stock then outstanding shall have the right thereafter, so long as his conversion right hereunder shall exist, to convert such shares into the kind and number or amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance, by a holder of the number of shares of Common

                    Stock of the Company into which such shares of the Series C Preferred Stock might have been converted immediately before such reclassification, change, consolidation, merger, sale, or conveyance; provided, that effective provision shall be made, in the articles or certificate of incorporation of the resulting or surviving Company or otherwise, so that the provisions set forth herein for the protection of the Conversion Rights of the Series C Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the Series C Preferred Stock remaining outstanding or other convertible preferred stock received by the holders in place thereof; and provided, further, that any such resulting or surviving Company shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities or property as the holders of the Series C Preferred Stock remaining outstanding, or other convertible preferred stock received by the holders in place thereof, shall be entitled to receive, and to make provisions for the protection of the conversion right as above provided.

                    The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value), such as a forward or reverse stock split, shall not be deemed to be a reclassification of the shares of Common Stock of the Company for the purposes of this subparagraph (iii). In the event of a forward stock split of Common Stock, then there shall be a pro rata adjustment to the conversion rights available to the holders of Series C Preferred Stock so that these shares have the same relative voting and conversion rights and benefits after the forward split. In the event of a reverse stock split of Common Stock, there shall be no affect, adjustment or change to the outstanding shares of Series C Preferred Stock or the conversion or voting rights thereto.

                         (iv) No Impairment. The Company will
                    not, by amendment of its Articles of
                    Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph
                    (c) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series C Preferred Stock against impairment.

                         (v) Notices of Record Date. In the event
                    of (x) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any security or right convertible into or entitling the holder thereof to receive Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or (y) a consolidation or merger of the Company with or into any other Company or other corporate reorganization in which the Company is not the surviving entity, the Company shall mail to each holder of Series C Preferred Stock at least thirty (30) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right, or action and the amount and character of such dividend, distribution, security or right or action .

                         (vi) Issue Taxes. The Company shall pay
                    any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series C Preferred Stock pursuant hereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                         (vii) Reservation of Stock Issuable Upon
                    Conversion or Exchange. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion or exchange of the shares of Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion or exchange of all then outstanding shares of Series C Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to these Articles of Incorporation.

                         (viii) Fractional Shares. No fractional
                    share shall be issued upon the conversion or exchange of any share or shares of Series C Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series C Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion or exchange would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion or exchange would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the Market Value of such fraction on the date of conversion or exchange.

                    (d) Notices. Any notice required by the provisions
               hereof to be given to the holders of shares of Series C Preferred Stock shall be deemed given upon confirmed transmission by facsimile or telecopy or upon deposit in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Company. Notwithstanding the foregoing, if a shareholder to whom notice is to be given has an address of record which is outside of the United States, then any notice to such shareholder under this paragraph (d) shall be deemed given upon confirmed transmission by facsimile or telecopy or ten
               (10) days after deposit in the United States mail, postage prepaid, and addressed to such holder at its address appearing on the books of the Company.

                    (e) Liquidation. The holders of record of shares
               of Series C Preferred Stock shall be entitled to receive, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, an amount equal to that which would have been payable if the Series C Preferred Stock had been redeemed on the date of such payment ("Liquidation Amount"), prior to any distribution to the holders of Common Stock. If, in any such case, the assets of the Company are insufficient to make such payments in full, then the available assets will be distributed among the holders of Series C Preferred Stock ratably in proportion to the full amount to which each such holder would have been entitled had the assets of the Company been sufficient to make such payments in full. The holders of record of Series C Preferred Stock shall not be entitled to any distribution of assets remaining after payment in full of the Liquidation Amount.


2. The foregoing Amendment was adopted on September 6, 2007, by the Board of Directors by unanimous written consent. This Amendment was adopted without shareholder action since shareholder action was not required as set forth in Article III, paragraph 3 of the Articles of Incorporation.

3. Except as amended hereby, the rest and remainder of the Corporation's Articles of Incorporation shall be and remain in full force and effect.

4.   This Amendment shall become effective upon filing.

   Dated this 6th day of September, 2007.

                                            WATCHIT TECHNOLOGIES, INC.



                                            By:  /s/  Frank A. Moody
                                               --------------------------------
                                                      Frank A. Moody, II,
                                                      President